UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 2)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROPHASE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

November 22, 2016

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of Microphase Corporation (the “Company”). This meeting will be held on December 5, 2016 at 11:00 a.m. Eastern Time at the Company’s headquarters located at 100 Trap Falls Road Extension, Shelton, Connecticut 06484.

At this meeting, you will be asked to authorize our Board of Directors to:

(1)	Effect the change of the Company’s state of incorporation from Connecticut to Delaware (the “Reincorporation”); and

(2)

Approve the Company’s capitalization structure pursuant to the Reincorporation (the “Delaware Capitalization”), such that one (1) common share of stock in the Delaware corporation will be issued for each three common share of stock in the Connecticut corporation, the conversion price for shares of Series A Preferred Stock will increase from $1.50 to $4.50, and the Company will be authorized to issue 22,000,000 shares, of which 20,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 1,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time.

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

November 22, 2016

Shelton, Connecticut

MICROPHASE CORPORATION

100 Trap Falls Road Extension, Suite 400

Shelton, Connecticut 06484

(203) 866-8000

NOTICE OF SPECIAL

MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 5, 2016

To the Stockholders of Microphase Corporation:

Microphase Corporation (the “Company”) will hold a Special Meeting of Shareholders at the Company’s headquarters located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut at 11:00 a.m. Eastern Standard Time on December 5, 2016, for the following purposes:

1.	Effect the change of the Company’s state of incorporation from Connecticut to Delaware (the “Reincorporation”); and

2.

Approve the Company’s capitalization structure pursuant to the Reincorporation (the “Delaware Capitalization”), such that one (1) common share of stock in the Delaware corporation will be issued for each three common share of stock in the Connecticut corporation, the conversion price for shares of Series A Preferred Stock will increase from $1.50 to $4.50, and the Company will be authorized to issue 22,000,000 shares, of which 20,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 1,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time.

The holders of record of the Company’s Common Stock and Series A Preferred Stock at the close of business on November 22, 2016 are entitled to notice of and to vote at the Special Meeting with respect to the Reincorporation and the Delaware Capitalization. The holders of record of at least a majority of the shares of Common Stock and Series A Preferred Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Reincorporation and the Delaware Capitalization. These matters are more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 5, 2016.

Our proxy statement, which is enclosed with this mailing.

MICROPHASE CORPORATION

100 Trap Falls Road Extension, Suite 400

Shelton, Connecticut 06484

(203) 866-8000

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 5, 2016

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Microphase Corporation (together with any subsidiaries, “Company”, “Microphase”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut on December 5, 2016, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Microphase’s shareholders on or about November 23, 2016.

VOTING SECURITIES

Only shareholders of record as of the close of business on November 22, 2016 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof. As of November 11, 2016, there were 6,882,461 shares of Common Stock issued and outstanding and entitled to vote representing approximately 170 holders of record and 15,382 shares of Series A Preferred Stock, issued and outstanding and entitled to vote representing approximately 6 holders of record.  Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  Each holder of shares of Series A Preferred Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock and Series A Preferred Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed actions and at least a majority of the votes cast by the holders of Series A Preferred Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed actions. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

1

Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCATION OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by (i) filing with the Secretary of the Company, at its principal executive offices located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut, a written notice of revocation, (ii) a duly-executed Proxy bearing a later date, or (iii) by attending the Special Meeting and voting in person.

APPRAISAL RIGHTS

Holders of our voting securities do not have appraisal rights under the Connecticut Statutes in connection with the proposal contemplated by this Proxy.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

REQUIRED VOTE

Assuming the presence of a quorum at the Special Meeting:

The affirmative vote of a majority of common shares and preferred shares present at the meeting and entitled to vote is required to approve the Reincorporation and the Delaware Capitalization.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed Reincorporation and the Delaware Capitalization.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut, so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

2

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of November 11, 2016, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

			Warrants/
			conversion		Percent of
Class of Stock	AFFILIATES (1)(2)(10)	Shares	rights	TOTAL	Common
Common	Necdet Ergul, Chief Executive Officer and Director (3)(4)	1,133,169	585,867	1,719,036	23.02%
Common	James Ashman, Chief Financial Officer and Director (5)	120,000	50,000	170,000	2.45%
Common	Michael Ghadaksaz, Chief Technology Officer and Director	195,000	-	195,000	2.83%
Common	Jeffrey Peterson, Chief Administrative Officer and Director	10,000	-	10,000	0.15%
Common	Paul H. DeCoster, Director (6)	-	-	-	0.00%
Common	All Officers and Directors as a group (5 persons)	1,656,169	635,867	2,094,036	27.85%
Common	RCKJ Trust (3)(7)	2,034,656	395,867	2,430,523	33.39%
Common	Microphase Holding Company LLC (3)(8)	3,086,409	981,734	4,086,143	51.73%
Common	All Officers, Directors and 5% holders as a group (7 persons) (9)	3,492,825	1,031,734	4,524,559	53.23%

(1)	Unless otherwise indicated, the address of each beneficial owner is 100 Trap Falls Road Ext., Shelton, Connecticut 06484.

(2)	Unless otherwise indicated, Microphase believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company beneficially owned by them. The percentage for each beneficial owner listed above is based upon 6,882,461 shares outstanding on November 11, 2016 and, with respect to each person holding options, warrants or similar conversion rights to purchase shares that are exercisable to within 60 days of November 11, 2016, the number of options and warrants or similar conversion rights are deemed to be outstanding and beneficially owned by the person for the purpose of computing such person’s percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

3

(3)	Includes 50% of the 1,833,702 shares of Common Stock and 11,876 shares of Series A Preferred Stock (convertible into 791,734 shares of common stock) owned by Microphase Holding Company, LLC, a limited liability company in which RCKJ Trust holds 50% of the membership interests and the Ergul Family Limited Partnership holds 50% of the membership interests and a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company. The beneficial owners for economic purposes of the Ergul Family Limited Partnership are Necdet Ergul, Eda Peterson, Berrin Snyder and Ergul Corporation, as well as Paul DeCoster, who owns an option to purchase an interest in such partnership.

(4)	Includes 2,850 shares of Series A Convertible Preferred Stock, which are convertible into 190,000 shares of Common Stock.

(5)	Includes 50,000 of 75,000 options held by Mr. Ashman.

(6)	Paul H. DeCoster does not directly own any shares of Microphase. Mr. DeCoster owns an option to purchase an interest of 3% in the Ergul Family Limited Partnership, which expires on September 21, 2021, and has an exercise price of $38,500, or $0.50 per unit for the 76,233 units presently covered by such option. The Ergul Family Limited Partnership is a Connecticut limited partnership which has four limited partners, with ownership interests as follow: Necdet Ergul (19.3%); Eda Peterson (39.88%); Berrin Snyder (39.88%); and Ergul Corporation (0.94%). Ergul Corporation is the general partner. Mr. DeCoster owns 5% of Ergul Corporation. As described above, the Ergul Family Limited Partnership holds 50% of the membership interests in Microphase Holding Company, LLC.

(7)	On February 9, 2015 Ronald A. Durando, who was the Company’s chief operating officer until his resignation on January 22, 2015, assigned all his interests in the common stock and Series A Convertible Preferred Stock of the Company held by Microphase Holding Company, LLC, Durando Investments, LLC and by him individually to the RCKJ Trust. The beneficial owners for economic purposes are Mr. Durando’s children, Ryan C. Durando and Korinne J. Durando. Decisions with respect to the voting and disposition of such shares shall be made by the trustee, Mr. Dennis Durando, Ronald A. Durando’s brother, who disclaims beneficial ownership of such shares in his individual capacity.

(8)	Pursuant to the operating agreement of Microphase Holding Company, LLC, a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company. This total Includes: (i) 1,833,702 shares of Common Stock and 11,876 shares of Series A Preferred Stock, convertible into 791,734, shares of Common Stock, held by MHC; (ii) 1,117,805 shares of Common Stock held by the RCKJ Trust and (iii) 134,902 shares of Common Stock and 2,850 shares of Series A Preferred Stock, convertible into 190,000 shares of Common Stock held by the Ergul Family Limited Partnership.

(9)	The totals for Microphase Holding Company, LLC are not included in the above total for affiliates because such shares have been included in the amounts indicated for the RCKJ Trust and Mr. Ergul. Microphase Holding Company, LLC, is a limited liability company in which RCKJ Trust holds 50% of the membership interests and the Ergul Family Limited Partnership holds 50% of the membership interests. Pursuant to the operating agreement of Microphase Holding Company, LLC, a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company.

(10)	This total does not include 198,000 shares of common stock owned by Brian Kelly, the Company’s general manager, who is a contractor. Mr. Kelly’s shares comprise 2.87% of the amount of common stock currently outstanding.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

4

PROPOSALS ONE AND TWO

REINCORPORATION IN DELAWARE AND DELAWARE CAPITALIZATION

General

The Board of Directors has determined that it is in the Company’s best interest to reincorporate in the State of Delaware (the “Reincorporation”), pursuant to the filing with the Secretary of State of the State of Delaware of, among other things, a certificate of incorporation substantially in the form attached hereto as Appendix A. Our Board further determined that it is in the Company’s best interest to, pursuant to the Reincorporation, effect a capitalization structure (the “Delaware Capitalization”), such that one (1) common share of stock in the Delaware corporation will be issued for each three common share of stock in the Connecticut corporation, the conversion price for shares of Series A Preferred Stock will increase from $1.50 to $4.50, and the Company will be authorized to issue 22,000,000 shares, of which 20,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 1,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time. No fractional shares of Common Stock will be issued as the result of the Delaware Capitalization. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

PLEASE NOTE THAT THE DELAWARE CAPITALIZATION WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES IN LIEU OF FRACTIONAL SHARES.

PURPOSE AND EFFECT OF THE REINCORPORATION

The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Connecticut to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders. Pursuant to such proposed reincorporation in Delaware, we will be authorized to issue 22,000,000 shares, of which 20,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 1,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time.

Delaware has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, Delaware General Corporation Law (the “DGCL”) is widely regarded to be one of the better-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware’s corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in the Company’s legal affairs than is currently available under Connecticut law.

The following is a summary of certain differences between the Connecticut Law and the Delaware Law. The identification of specific differences is not meant to indicate that other differences do not exist. This summary is qualified in its entirety by, and subject to the terms contained in, the Company’s form of Certificate of Incorporation, attached hereto as Appendix A.

Quorum and Voting Requirements. Under the Connecticut Law, in all matters, other than the election of directors, a quorum exists when a majority of stockholders entitled to vote are represented. If a quorum exists, a majority of the votes cast at a meeting of the stockholders present in person or by proxy and entitled to vote thereon shall be the act of the stockholders, unless the certificate of incorporation or the Connecticut Law requires a greater number of votes.

Similarly, the Delaware Law states that, in all matters, other than the election of directors, a quorum exists when a majority of stockholders entitled to vote are represented. If a quorum exists, a majority of the votes cast at a meeting of the stockholders present in person or by proxy and entitled to vote thereon shall be the act of the stockholders.

Removal of Directors. The Connecticut Law provides that stockholders may remove one or more directors with or without cause unless the certificate of incorporation provides that directors may be removed only for cause. The Connecticut Law also enables a corporation or 10% of its stockholders to seek removal of a director through court action in cases of fraud, dishonesty or gross abuse of authority or discretion if removal is in the best interest of the corporation.

Under the Delaware Law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except in certain circumstances involving a classified board or cumulative voting.

The Delaware Law does not have a corresponding provision entitling a corporation or 10% of its stockholders to seek removal of a director through court action in cases of fraud, dishonesty or gross abuse of authority or discretion if removal is in the best interest of the corporation.

Newly-Created Directorships and Vacancies. Under the Connecticut Law, unless the certificate of incorporation provides otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors: (i) the stockholders may fill the vacancy, (ii) the board of directors may fill the vacancy or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

5

Under the Delaware Law, any vacancies in the board and any newly created directorships resulting by reason of any increase in the number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the board, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director.

Amendment to Certificate of Incorporation or By-laws. Under the Connecticut Law, a proposed amendment to the certificate of incorporation must be recommended by the corporation's board, unless the corporation's board determines that because of conflicts of interest or other special circumstances it should make no recommendation or that none is required by the Connecticut Law, followed by, in most circumstances, the approval by (i) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights and (ii) a majority of the votes cast by every other voting group entitled to vote on the amendments, unless a greater vote is required by law, the certificate of incorporation or the corporation's board. An amendment to the by-laws that adds, changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

According to the Delaware Law, an amendment to the certificate of incorporation may be authorized by the vote of the board, followed by the vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of stockholders. Pursuant to the Delaware Law, the by-laws may be adopted, amended or repealed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon.

Special Meetings; Action Without Meeting. Under the Connecticut Law, special meetings of a corporation's stockholders may be called by the corporation's board or by such other persons as are authorized to do so by the certificate of incorporation or by-laws or upon a written request and delivery to the corporate secretary from the holders of at least 10% of the shares entitled to vote on a particular issue.

Under the Connecticut Law, any action required or permitted to be voted on by stockholders of a Connecticut corporation may be taken without a meeting and without a stockholder vote, if (i) there is a unanimous written consent, (ii) the certificate provides for a number not less than majority required for action without meeting, and the consent of such number is achieved.

Pursuant to the Delaware Law, special meetings of stockholders may be called by the corporation's board or by such other persons as are authorized to do so by the certificate of incorporation or by-laws.

Under the Delaware Law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a Delaware corporation may be taken without a meeting and without a stockholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting at which all stockholders entitled to vote were present.

Business Combination Statutes. The Connecticut Law generally prohibits a Connecticut corporation from engaging in certain business combinations (as defined by the statute to include certain mergers and consolidations, dispositions of assets and issuances of securities, as well as certain other transactions) with an interested stockholder (as defined by the statute generally to include holders of 10% or more of the outstanding stock of the corporation of an affiliate thereto) for a period of five years following the date that such stockholder became an interested stockholder, (i) unless the business combination or the purchase of stock is approved by the corporation's board and by a majority of the non-employee directors of which there must be at least two, prior to the date such stockholder became an interested stockholder or (ii) unless the interested stockholder was an interested stockholder on February 1, 1988, unless subsequent to June 7, 1988, such interested stockholder increased its proportionate share of the voting power of the outstanding voting stock of the corporation (excluding any increase approved by the corporation's board before such increase occurs). The Connecticut Law also generally requires business combinations with an interested stockholder to be approved by the board of directors and then by the affirmative vote of at least (1) the holders of 80% of the voting power of the outstanding shares of voting stock and (2) the holders of 2/3 of such voting power excluding the voting stock held by the interested stockholder, unless the consideration to be received by the stockholders of the corporation meets certain price and other requirements set forth in the statute or unless the board of directors of the corporation has by resolution determined to exempt business combinations with such interested stockholder prior to the time that such stockholder became an interested stockholder.

Section 203 of the Delaware Law, in general, prohibits a Delaware corporation from engaging in a business combination (defined as a variety of transactions, including mergers, as set forth below) with an interested stockholder (defined generally as a person that is the beneficial owner of 15% or more of a corporation's outstanding voting stock) for a period of three years following the date that such person became an interested stockholder unless, among other things, prior to the date such person became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder or at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of a least 2/3 of the outstanding voting stock which is not owned by the interested stockholder.

Stockholder Vote Required for Certain Fundamental Transactions. Under the Connecticut Law, the sale of all or substantially all of a corporation's assets other than in the regular course of business requires the affirmative vote of a majority of the outstanding shares entitled to vote. Unless the certificate of incorporation provides otherwise, and except under certain circumstances where the Connecticut corporation is the surviving corporation, a merger or share exchange of a Connecticut corporation must be approved by each voting group entitled to vote separately on the plan by a majority of all of the votes entitled to be cast thereon by that voting group.

6

The Delaware Law generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved by a vote of the holders of a majority of the outstanding stock entitled to vote, unless a corporation's certificate of incorporation requires a greater-than-majority vote.

Dividends. Under the Connecticut Law, a corporation may make a distribution to stockholders, including a dividend or stock repurchase, with respect to their shares unless, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the Delaware Law, a corporation's board may from time to time declare and pay dividends out of its capital surplus or out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Limitation on Directors' Liability. The Connecticut Law authorizes a corporation to limit the personal liability of a director to the corporation and its subsidiaries for monetary damages for breach of duty as a director.

The Delaware Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors' fiduciary duty of care.

Interested Director Transactions. Under the Connecticut Law, no transaction effected or proposed to be effected by a corporation, its subsidiaries or any other entity in which the corporation has a controlling interest may be enjoined, set aside, or give rise to an award of damages or other sanctions merely because a director of the corporation, or any person with whom or which he/she has a personal, economic or other association, has an interest in the transaction which is not a "director's conflicting interest transaction" as defined in the Connecticut Law. A director's conflicting interest transaction will not be enjoined, set aside, or give rise to damages or other sanctions if (i) the transaction received the affirmative vote of a majority, but no fewer than two, of the disinterested directors on the corporation's board or on a duly empowered committee of the board who voted on the transaction after adequate disclosure to them, (ii) the transaction received a majority of the votes entitled to be cast by the holders of all shares, excluding those beneficially owned by the director with the conflict and/or by any persons related to the director or (iii) the transaction, judged according to the circumstances at the time of the commitment, is established to have been fair to the corporation.

Under the Delaware Law, no transaction between a Delaware corporation and one or more of its directors or an entity in which one or more of its directors are directors or officers or have a financial interest will be void or voidable solely for that reason and no such transaction will be void or voidable solely because the director is present at or participates in the meeting of the board or committee which authorizes the transaction, if, after the material facts of the director's interest are disclosed to or known by the board or the committee, the transaction is (i) is authorized by good faith by the disinterested directors or a committee of disinterested directors by a vote sufficient for such purpose, (ii) is approved by a vote of the stockholders after disclosure of the material facts of the director's interest or (iii) the transaction is fair to the corporation as of the time it is authorized by the board, committee or stockholders.

Indemnification of Directors and Officers. Under the Connecticut Law unless the certificate of incorporation provides otherwise, a corporation must indemnify a director, officer, and any other employee or agent of the corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director, officer or other employee or agent of the corporation against reasonable expenses incurred by him in connection with the proceeding. Additionally, a corporation must indemnify the director, officer or other employee or agent of the corporation made party to a proceeding if (i) he conducted himself in good faith and (ii) he reasonably believed (A) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and (B) in all other cases, that his conduct was at least not opposed to its best interests and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Unless a court orders otherwise, the Connecticut Law prohibits indemnification (i) in connection with a proceeding by or in the right of the corporation except for reasonable expenses if it is determined that the director, officer or other employee or agent has met the relevant standard of conduct or (ii) in connection with any other proceeding in which he was adjudged liable to the corporation or in connection with any other proceeding on the basis that an improper personal benefit was received by him. Indemnification under the Connecticut Law in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable is limited to reasonable expenses incurred in connection with the proceeding. The indemnification requirements under the Connecticut Law remain limited by the provision in the Connecticut Law that requires that such indemnification be authorized in the specific case after a determination that indemnification is permissible in the circumstances because the director, officer or other employee or agent has met the standard of conduct set forth by the Connecticut Law.

Under the Delaware Law, a corporation may generally indemnify its directors, officers, employees or agents for acts performed in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's act was unlawful.

Dissenters' Rights of Appraisal. The Connecticut Law provides for dissenters' rights to obtain payment of the fair value of shares to objecting corporation stockholders (i) entitled to vote on a merger or share exchange, (ii) in a short form merger of a subsidiary into its parent corporation, (iii) on the sale of all or substantially all of the assets of a corporation other than in the usual or regular course of business (except when done pursuant to court order or a liquidation plan resulting in distributions to stockholders within one year after the date of sale), (iv) on an amendment to the certificate of incorporation that materially and adversely affects rights in respect of dissenters' shares and (v) in any corporate action taken pursuant to a stockholder vote to the extent the certificate of incorporation, the by-laws or a directors' resolution provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. Under the Connecticut Law, the dissenter's right of appraisal and payment under the statute is the dissenter's exclusive remedy.

7

The Delaware Law generally entitles a stockholder to exercise appraisal rights upon a merger or consolidation of the corporation effected pursuant to the Delaware Law if the holder complies with the requirements of Section 262 thereof. Appraisal rights are available under Section 262 of the Delaware Law if stockholder approval was required for the merger or consolidation and holders of shares in the constituent corporation are required by the terms of the merger to accept consideration other than shares of stock of the surviving corporation, shares of stock of any corporation listed on a national securities exchange designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders, or cash in lieu of fractional shares.

Duration of Proxies. Under the Connecticut Law, a proxy is not to be voted or acted upon after the expiration of 11 months from the date of such proxy, unless it specifies the length of time for which it is to continue in force or limits its use to a particular meeting not yet held. The Connecticut Law provides that an appointment of a proxy is revocable unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest which includes proxies created for (i) a pledgee, (ii) a person who has purchased or agreed to purchase the shares, (iii) a creditor of the corporation who extends credit in consideration of the proxy, (iv) an employee of the corporation whose employment contract requires the proxy or (v) a person designated under a voting agreement.

Under the Delaware Law, a proxy is not valid after three years from the date of such proxy unless the proxy provides for a longer period. A proxy may be made irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

Loans to Officers. Under the Delaware Law, a corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or its subsidiary, including any officer or employee who is a director of the corporation, whenever in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.

The Connecticut Law does not have a corresponding provision.

Classification of the Board of Directors. The Connecticut Law permits a Connecticut corporation to provide for the staggering of the terms of its directors by dividing the total number of directors into up to five groups, with each group containing approximately the same percentage of the total, as nearly as may be.

The Delaware Law permits a Delaware corporation to classify its board of directors into 1, 2, or 3 classes. The Delaware Law provides that in the case of a corporation, whose board is classified, stockholders can only remove directors for cause, unless the certificate of incorporation provides otherwise.

The Board of Directors believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Connecticut law, and will help the Company attract and retain its directors and officers. The Company’s Board of Directors also believes that Delaware's corporate laws are generally more modern, flexible, highly developed and more predictable than Connecticut's corporate laws. Delaware is known for periodic revisions to their corporate law to be responsive to the changing legal and business needs of corporations. In addition, the Board of Directors believes that access to capital for the Company may be improved as a Delaware corporation; and that the Company’s Board would have more tools at its disposal in Delaware to forward the Company’s shareholders' best interests. For these reasons, many Fortune 500 companies have incorporated in Delaware or have changed their corporate domiciles to Delaware.

PURPOSE AND EFFECT OF THE DELAWARE CAPITALIZATION

Our Board’s primary reason for approving and recommending the Delaware Capitalization is to increase the per share price of our Common Stock to meet the listing requirements of the NASDAQ Capital Market (“NASDAQ”). Our Board believes that attaining and maintaining the listing of our Common Stock on NASDAQ is in the best interests of our Company and its stockholders. However, despite approval of the Delaware Capitalization by our stockholders and the implementation thereof by our Board, there is no assurance that our minimum bid price following the Delaware Capitalization would equal or exceed NASDAQ’s minimum bid price requirement, and we could fail to be listed on NASDAQ; there is also no assurance that once listed on NASDAQ, we will be able to maintain NASDAQ’s minimum bid price and remain listed on NASDAQ.

8

The principal effect of the Delaware Capitalization will be the reduction in the number of shares of Common Stock issued and outstanding from 6,200,789 shares as of October 31, 2016 to approximately 2,066,930 shares (depending on the number of shares issued in lieu of fractional shares) subsequent to the Reincorporation. The Delaware Capitalization will affect all of our Stockholders uniformly and will not affect any Stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Delaware Capitalization results in any of our Stockholders holding a fractional share of our Common Stock. The Common Stock issued pursuant to the Delaware Capitalization will remain fully paid and non-assessable. The Delaware Capitalization shall not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Delaware Capitalization, nor does it increase or decrease the market capitalization of the Company. The Delaware Capitalization is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act.

By reducing the number of issued and outstanding shares of Common Stock, more shares of Common Stock are available for issuance as a result of the Reincorporation and Delaware Capitalization.

The following chart depicts the capitalization structure of the Company both pre-Reincorporation and Delaware Capitalization and post- Reincorporation and Delaware Capitalization (the shares of Common Stock post-Delaware Reincorporation may differ slightly as a result of the number of fractional shares):

Pre-Delaware Reincorporation

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
7,800,000	6,882,461	917,539

Authorized Shares of Series A Preferred Stock	Issued Shares	Authorized but Unissued
200,000	15,382	184,618

Post- Delaware Reincorporation

Authorized Shares	Issued Shares	Authorized but Unissued
20,000,000	2,294,154	17,705,846

Authorized Shares of Series A Preferred Stock	Issued Shares	Authorized but Unissued
200,000	15,382	184,618

CERTAIN RISKS ASSOCIATED WITH REINCORPORATION AND DELAWARE CAPITALIZATION

You should recognize that you will own a lesser number of shares of Common Stock than you presently own and/or your shares of Series A Preferred will be convertible into a smaller number of shares of Common Stock.

Following the Reincorporation and Delaware Capitalization, there will be approximately 17,933,070 additional shares of Common Stock available for issuance by the Board, in addition to shares of preferred stock, without further shareholder approval, for stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of available authorized shares of Common Stock or preferred stock be used as a type of anti-takeover device. Any additional Common Stock, when issued, would have the same rights and preferences, respectively, as the shares of Common Stock outstanding upon completion of the Reincorporation. Other than convertible notes and other agreements previously disclosed by the Company in its public filings, there is currently no plan, agreement or other understanding that could require the Company to issue shares of Common Stock.

9

ANTI-TAKEOVER EFFECTS OF THE REINCORPORATION AND DELAWARE CAPITALIZATION

THE OVERALL EFFECT OF THE REINCORPORATION AND DELAWARE CAPITALIZATION MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the Reincorporation and Delaware Capitalization is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock or preferred stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent Stockholders that would provide an above market premium by issuing additional shares of Common Stock or preferred stock.

The Reincorporation and Delaware Capitalization is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reincorporation and Delaware Capitalization a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the Reincorporation and Delaware Capitalization is to increase the amount of shares of Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as the result of the Reincorporation and Delaware Capitalization. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

NO APPRAISAL RIGHTS

Under Connecticut law, our Stockholders are not entitled to appraisal rights in connection with the Reincorporation Delaware Capitalization.

Required Vote

The approval of the adoption of Proposals 1 and 2 requires the affirmative vote of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSALS 1 AND 2, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS TO CHANGE THE STATE OF INCORPORATION AND DELAWARE CAPITALIZATION.

EXECUTIVE OFFICERS

Necdet Ergul is our Chief Executive Officer, James Ashman is our Chief Financial Officer, Michael Ghadaksaz is our Chief Technology Officer and Jeffrey Peterson is our Chief Administrative Officer.

EXECUTIVE COMPENSATION

The following table provides each element of compensation paid or granted to each Executive officer and director, for service rendered during the fiscal years ended June 30, 2016, 2015 and 2014.

10

Summary Compensation Table

					All Other
		Salary	Bonus	Option Awards	Compensation	Total
	Year	($)	($)	($)	($)	($)
Necdet F. Ergul-Chairman of the Board, Chief Executive Officer	FYE June 30, 2016	$225,000	$-	$-	$-	$225,000
	FYE June 30, 2015	$239,904	$-	$-	$-	$239,904
	FYE June 30, 2014	$250,000	$-	$-	$-	$250,000

Ronald A. Durando—Strategic Consultant 2015 Chief Operating Officer, Director 2014(1)	FYE June 30, 2016	$225,000	$-	$-	$-	$225,000
	FYE June 30, 2015	$240,865	$25,000	$-	$-	$265,865
	FYE June 30, 2014	$250,000	$26,900	$-	$-	$276,900

Brian Kelly-Consultant/General Manager	FYE June 30, 2016	$-	$-	$-	$195,692	$195,692
	FYE June 30, 2015	$-	$-	$-	$195,692	$195,692
	FYE June 30, 2014	$-	$-	$-	$199,038	$199,038

Mr. Michael Ghadaksaz, Chief Marketing and Technical Officer	FYE June 30, 2016	$169,596	$-	$-	$240,000	$409,596
	FYE June 30, 2015	$131,827	$-	$-	$-	$131,827

Mr. James Ashman, Chief Financial Officer and Director	FYE June 30, 2016	$158,558	$-	$35,400	$180,000	$373,958
	FYE June 30, 2015	$99,499	$-	$-	$-	$99,499

Mr. Jeffrey Peterson, Secretary and Director	FYE June 30, 2016	$92,558	$-	$-	$-	$92,558
	FYE June 30, 2015	$77,114	$-	$-	$-	$77,114

(1) Mr. Durando resigned as Chief Operating Officer and Director on January 22, 2015.

Currently, the Company has employment agreements with Necdet Ergul, James Ashman, Michael Ghadaksaz and Ronald Durando.

Mr. Necdet Ergul, Chief Executive Officer, is presently compensated at an annualized rate of approximately $225,000 during fiscal 2016.

Mr. James Ashman, Chief Financial Officer and Director, joined the Company in August of 2014 and is presently compensated at an annualized rate of approximately $150,000 during fiscal 2016.

Mr. Michael Ghadaksaz, Chief Marketing and Technical Officer and Director, joined the Company in April of 2014 and is presently compensated at an annualized rate of approximately $165,000 during fiscal 2016.

11

Mr. Jeffrey Peterson, Chief Administrative Officer, Secretary and Treasurer, re-joined the Company in July of 2014 and is presently compensated at an annualized rate of approximately $100,000 during fiscal 2016.

Mr. Ronald Durando, Strategic consultant, re-joined the company in February of 2015 and is presently compensated at an annualized rate of approximately $225,000 during fiscal 2016.

Mr. Brian Kelly, General Manager, entered into a consulting agreement with the Company in June, 2008, and is compensated at an annualized rate of $192,000 during fiscal 2016.

Outstanding Equity Awards

The following table summarizes the outstanding equity award holdings held by our named executive officers at June 30, 2016.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Weighted Average Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Number of Shares or Units of Stock That Have Vested	Market Value of Shares or Units of Stock That Have Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Necdet Ergul	0	0	0	$0	0	0	0	0	0	0	0
Michael Ghadaksaz	0	0	0	$0	0	55,0000	$110,000	120,000	$240,000	0	0
James Ashman	50,000	25,000	0	$2.00	9/30/22	10,000	$20,000	90,000	$180,000	0	0

Employment Agreements

The Company has entered into employment and consulting contracts with Messrs. Ergul, Ashman, Ghadaksaz, Durando and Kelly.

Mr. Ergul entered into an employment agreement with the Company dated as of February 6, 2015 (the “Ergul Agreement”), pursuant to which Mr. Ergul will receive $225,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Executive Officer. The term of the Ergul Agreement shall continue through February 1, 2018, and Mr. Ergul may receive severance for terminations under circumstances other than for Cause (as such term is defined therein). The Ergul Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

Mr. Ashman entered into an employment agreement with the Company dated as of February 6, 2015, which was subsequently revised as of July 1, 2016 (the “Ashman Agreement”), pursuant to which Mr. Ashman will receive $165,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Financial Officer. Mr. Ashman’s employment is “at will,” but Mr. Ashman would receive twelve months’ severance upon termination, subject to compliance with obligations there under. The Ashman Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

Mr. Ghadaksaz entered into an employment agreement with the Company dated as of February 6, 2015 which was subsequently revised as of July 1, 2016 (the “Ghadaksaz Agreement”), pursuant to which Mr. Ghadaksaz will receive $175,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Technology Officer and Chief Marketing Officer. Mr. Ghadaksaz’s employment is “at will,” but Mr. Ghadaksaz would receive twelve months’ severance upon termination, subject to compliance with obligations thereunder. The Ghadaksaz Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

12

Mr. Durando entered into an employment agreement with the Company dated as of February 6, 2015 (the “Durando Agreement”), pursuant to which Mr. Durando will receive $225,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Strategic Advisor. The term of the Durando Agreement shall continue through February 1, 2018 and Mr. Durando may receive twelve months’ severance for terminations under circumstances other than for Cause (as such term is defined therein). The Durando Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

The Company owed $80,000, $332,815, $503,471 and $415,552 to Mr. Ergul and to its former chief operating officer, Mr. Durando, as of June 30, 2016, 2015, 2014 and 2013, respectively.

Mr. Kelly entered into a consulting agreement with the Company dated as of June 8, 2008 (the “Kelly Agreement”), pursuant to which Mr. Kelly receives $192,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Contractual General Manager. The term of the Kelly Agreement was until September 30, 2017. The Kelly Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others. Effective July 1, 2016 the Company entered into a modification of the consulting contract with Mr. Kelly through July 1, 2019. The updated contract includes base compensation of $192,000 per year with contract termination fees, comparable to the severance provisions for officers, and non-competition covenants.

COMPENSATION OF DIRECTORS

The Company does not currently compensate any of its non-employee directors.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2016 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2016 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2016 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2016 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2016 Annual Meeting of the Company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the Proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

13

Appendix A

CERTIFICATE OF INCORPORATION OF

MICROPHASE CORPORATION

The undersigned incorporator, for the purpose of incorporating a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), does execute this Certificate of Incorporation and does hereby certify as follows:

ARTICLE I

Corporate Name

The name of the Corporation is Microphase Corporation (the "Corporation").

ARTICLE II

Registered Office

The address of the registered office of the Corporation in the State of Delaware is:

[●]

The name of the Corporation's registered agent is [●].

ARTICLE III

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the DGCL.

ARTICLE IV

Capital Stock

A.	CLASSES OF STOCK.

The total number of shares of stock which the Corporation shall have authority to issue is 22,000,000, which shall consist of (i) 20,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”), (ii) 200,000 shares of Series A Preferred Stock, $100 par value per share (the “Series A Preferred Stock”) and (iii) 1,800,000 shares of blank check preferred stock, $0.0001 par value per share (the “Blank Check Preferred Stock”).

B.	RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

1.	Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of the Corporation.

 2.  Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote.

C.	RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SERIES A PREFERRED STOCK.

1.               The holders of record of the Series A Preferred Stock shall be entitled to receive, out of funds legally available for the payment thereof, when and as declared by the Corporation’s board of directors, preferential cash dividends at the rate of 6% of the par value thereof per annum, and no more, which dividends shall accrue daily but be payable in equal quarterly installments on the first business days of January, April, July and October in each year. Such preferential dividends shall be cumulative so that, if for any dividend period cash dividends at the rate of 6% of the par value thereof per annum shall not have been declared and paid or set aside for payment on the shares of Series A Preferred Stock outstanding (the “Series A Preferred Shares”), the deficiency shall be declared and paid or set aside for payment before any dividend or distribution (except a distribution payable in additional shares of Common Stock) may be declared and paid or set aside for payment on the shares of Common Stock (the “Common Shares”). Cash dividends on Series A Preferred Shares shall accrue from the date of issue, if that be a dividend date, otherwise from the dividend date next preceding the date of issue of such Series A Preferred Shares. Upon payment or setting aside for payment of all dividends, current and accumulated, at the rate of 6% of the par value thereof per annum upon the outstanding Series A Preferred Shares, the Corporation’s board of directors may declare and pay out of funds legally available for the payment thereof, dividends and other distributions upon the Common Shares.

2.               In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of record of the Series A Preferred Shares shall be entitled to be paid the full par value of such Series A Preferred Shares, plus the dividends accumulated thereon up to the date of such liquidation, dissolution, or winding up of the Corporation (whether or not the Corporation shall have a surplus or earnings available for dividends), and no more. After payment to the holders of the Series A Preferred Shares of the full amount payable to them as aforesaid, the remaining assets of the Corporation shall be payable to and distributed pro rata among the holders of record of the Common Shares. For purposes of this Subsection (b), the consolidation or merger of the Corporation with or into another corporation or entity shall not constitute, nor shall the sale, lease or conveyance of all or substantially all of the assets of the Corporation as an entity in and of itself, constitute, a liquidation, dissolution or winding up of affairs of the Corporation as such terms are used herein.

3.               The Corporation, at its option, may redeem the whole or any part (pro rata or by lot) of the Series A Preferred Shares outstanding at any time, by paying therefor in cash the full par value thereof plus the dividends accumulated thereon to the date fixed for such redemption (the “redemption price”). Notice of such redemption specifying the time and place of redemption shall be mailed to each holder of record of the Series A Preferred Shares to be redeemed at his or her address as the same appear on the records of the Corporation at least 30 days and not more than 60 days prior to the redemption date, unless such notice is waived by such holder. From and after the date specified as the redemption date in such notice, unless the Corporation shall fail to provide moneys at the time and place specified in such notice for the payment of the redemption price, all dividends on the Series A Preferred Shares called for redemption shall cease to accrue and all rights of the holders thereof as shareholders of the Corporation shall cease and terminate. Any redemption hereunder shall be made in the manner determined by the Corporation’s board of directors and in accordance with all applicable provisions of law.

4.               The holders of record of the Series A Preferred Shares, voting together with the holders of the Common Shares, shall have one vote per share for the election of directors and on all other matters to come to a vote of the shareholders of the Corporation.

5.              The holders of record of shares of the Series A Preferred Stock shall have the right to convert each share of said stock into shares of Common Stock at a price of $4.50 per share until the date the Company’s common stock is quoted on an established public trading platform.

D.	RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF BLANK CHECK PREFERRED STOCK.

1.               The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

(i)   The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

(ii)  The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Common or Preferred Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

(iii)  The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv)  Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(v)    Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(vi)     The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

(vii)    Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences, if any, as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall be entitled to receive a preferred distribution and have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

ARTICLE V

Board of Directors

A.	MANAGEMENT OF BUSINESS

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B.	BOARD OF DIRECTORS

1.               Election of Directors. Each director will serve a term of one year. Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation (the "Bylaws") so provide.

2.               Removal of Directors. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, following the date of this Certificate of Incorporation, no individual director may be removed without cause. Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

3.               Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

ARTICLE VI

Indemnification

A.	EXCULPATION

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

B.	INDEMNIFICATION

To the extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, voting of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non- statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

C.	EFFECT OF REPEAL OR MODIFICATION

Any repeal or modification of any of the foregoing provisions of this Article VI shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VII

Preemptive Rights

No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

ARTICLE VIII

Amendment to Certificate of Incorporation

A.	CORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.	STOCKHOLDERS

Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to any series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VIII, IX, X, XI.

ARTICLE IX

Amendment of Bylaws

The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.

ARTICLE X

Shareholder Action

No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. Special meetings of the stockholders shall be called only by the President, the Chief Executive Officer, the Chairman of the Board, or a majority of the Board of Directors.

ARTICLE XI

Shareholder Meetings

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XII

Effective Date

This certificate shall be effective upon filing.

I, the Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly set my hand this [●] day of [●], 2016.

By:	/s/
NAME:	Incorporator

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

---------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY

MICROPHASE CORPORATION

SPECIAL MEETING OF SHAREHOLDERS — December 5, 2016

The undersigned shareholder of Microphase Corporation (the “Company”) hereby appoints Jeffrey Peterson as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares and/or preferred shares of the Company standing in the name of the undersigned at the close of business on December 2, 2016 at the Special Meeting of Shareholders of the Company to be held at Company headquarters, 100 Trap Falls Road Extension, Shelton, Connecticut 06484, at 11:00 a.m., Eastern Time, on the 5th day of December, 2016, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MICROPHASE CORPORATION

The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2.

1.	To approve the Reincorporation of the Company in Delaware from Connecticut.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

2.

To approve the Company’s capitalization structure pursuant to the Reincorporation (the “Delaware Capitalization”), such that one (1) common share of stock in the Delaware corporation will be issued for each three common share of stock in the Connecticut corporation, the conversion price for shares of Series A Preferred Stock will increase from $1.50 to $4.50, and the Company will be authorized to issue 22,000,000 shares, of which 20,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 1,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ___________, 2016

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]